UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

(e)	On May 1, 2014, grants of restricted shares of Common Stock were made to certain of Valero’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K). The grants were made under Valero’s 2011 Omnibus Stock Incentive Plan. The restricted shares vest (become nonforfeitable) in equal annual installments over a period of three years beginning May 1, 2015.

The specific grants to Valero’s “named executive officers” (as defined) are listed in the following table.

name and title	restricted shares
Joseph W. Gorder, CEO & President	34,615
Jay Browning, EVP & General Counsel	4,415
R. Michael Crownover, EVP & Chief Administration Officer	4,135
R. Lane Riggs, EVP Refining Operations and Engineering	5,635

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Valero Energy Corporation 2011 Omnibus Stock Incentive Plan - incorporated by reference to Appendix A to Valero’s definitive proxy statement on Schedule 14A filed March 18, 2011 (SEC File No. 1-13175).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 5, 2014	By:	/s/ Jay D. Browning
Jay D. Browning,
Executive Vice President and
General Counsel

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